Intangible Asset	12 Months Ended
Mar. 31, 2018
Intangible Asset [Abstract]
INTANGIBLE ASSET

5 — INTANGIBLE ASSET

Intangible asset consists of the following:

Software	$1,867	$1,251
Less-Accumulated Amortization	(498)	(439)
Total, net	$1,369	$812

For the years ended March 31, 2018, 2017, and 2016, amortization expense was $322, $256, and $188, respectively. The weighted average remaining useful life of the asset is approximately 51 months.